Exhibit 25.1

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                                  FORM T-1

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2) [|__]


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                            THE BANK OF NEW YORK
            (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)


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                         JONES APPAREL GROUP, INC.
            (Exact name of obligor as specified in its charter)


Pennsylvania                                               06-0935166
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)



                     JONES APPAREL GROUP HOLDINGS, INC.
            (Exact name of obligor as specified in its charter)


Delaware                                                   51-0384507
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)



                       JONES APPAREL GROUP USA, INC.
            (Exact name of obligor as specified in its charter)


Pennsylvania                                               23-2978516
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)




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                            NINE WEST GROUP INC.
            (Exact name of obligor as specified in its charter)


Delaware                                                   06-1093855
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)



                           250 Rittenhouse Circle
                        Bristol, Pennsylvania 19007
             (Address of principal executive offices)(Zip code)


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               ZERO COUPON CONVERTIBLE SENIOR NOTES DUE 2021
                    (Title of the indenture securities)


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1.   General information. Furnish the following information as to the
     Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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            Name                                         Address
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Superintendent of Banks of the State of New York      2 Rector Street, New York,
                                                      NY 10006, and Albany,
                                                      NY 12203

Federal Reserve Bank of New York                      33 Liberty Plaza,
                                                      New York, NY  10045

Federal Deposit Insurance Corporation                 Washington, D.C.  20429

New York Clearing House Association                   New York, NY  10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligors.

          If the obligors are affiliates of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



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                                 SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of April, 2001.

                                  THE BANK OF NEW YORK

                                  By:       /s/  THOMAS E. TABOR
                                      ---------------------------------------
                                      Name:   THOMAS E. TABOR
                                      Title:  ASSISTANT VICE PRESIDENT




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     Consolidated Report of Condition of

     THE BANK OF NEW YORK

     of One Wall Street, New York, N.Y. 10286

     And Foreign and Domestic Subsidiaries,

     a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          Dollar Amounts
                                                          In Thousands
ASSETS
Cash and balances due from depository institutions:

Noninterest-bearing balances and currency and coin......        $3,083,720
   Interest-bearing balances............................         4,949,333

Securities:
   Held-to-maturity securities..........................           740,315
   Available-for-sale securities........................         5,328,981

Federal funds sold and Securities purchased under
   agreements to resell.................................         5,695,708

Loans and lease financing receivables:

   Loans and leases, net of unearned
      income............................................        36,590,456

   LESS: Allowance for loan and
      lease losses......................................           598,536

   LESS: Allocated transfer risk
      reserve...........................................            12,575

   Loans and leases, net of unearned income,
      allowance, and reserve............................        35,979,345

Trading Assets                                                  11,912,448

Premises and fixed assets (including capitalized leases)           763,241

Other real estate owned.................................             2,925

Investments in unconsolidated subsidiaries and
   associated companies.................................           183,836

Customers' liability to this bank on acceptances
   outstanding..........................................           424,303

Intangible assets.......................................         1,378,477

Other assets............................................         3,823,797
                                                             -------------
Total assets............................................       $74,266,429
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LIABILITIES

Deposits:

   In domestic offices..................................       $28,328,548

   Noninterest-bearing..................................        12,637,384

   Interest-bearing.....................................        15,691,164

   In foreign offices, Edge and Agreement subsidiaries,
      and IBFs..........................................        27,920,690

   Noninterest-bearing..................................           470,130

   Interest-bearing.....................................        27,450,560




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Federal funds purchased and Securities sold under
   agreements to repurchase.............................         1,437,916

Demand notes issued to the U.S.Treasury.................           100,000

Trading liabilities.....................................         2,049,818

Other borrowed money:

   With remaining maturity of one year or less..........         1,279,125

   With remaining maturity of more than one year
      through three years...............................                 0

   With remaining maturity of more than three years.....            31,080

Bank's liability on acceptances executed and
   outstanding..........................................           427,110

Subordinated notes and debentures.......................         1,646,000
Other liabilities.......................................         4,604,478
                                                              ------------
Total liabilities.......................................        67,824,765
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EQUITY CAPITAL

Common stock............................................         1,135,285

Surplus.................................................         1,008,775

Undivided profits and capital reserves..................         4,308,492

Net unrealized holding gains (losses) on available-for-
   sale securities......................................            27,768

Accumulated net gains (losses) on cash flow hedges                       0

Cumulative foreign currency translation adjustments.....      (     38,656)
                                                              ------------
Total equity capital....................................         6,441,664
                                                              ------------
Total liabilities and equity capital....................       $74,266,429
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I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                              Thomas J. Mastro


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We, the undersigned directors, attest to the correctness of this Report of
Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Alan R. Griffith                            Directors
Gerald L. Hassell



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